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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           CRL NETWORK SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)



             Delaware                                     68-0312353
(State of Incorporation or Organization)       (IRS Employer Identification No.)


One Kearny Street, Suite 1450, San Francisco, CA            94108
(Address of Principal Executive Offices)                  (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]


Securities Act registration statement file number to which this form relates:
                                   333-74793

Securities to be registered pursuant to Section 12(b) of the Act:


     Title of Each Class                       Name of Each Exchange on Which
     to be so Registered                       Each Class is to be Registered

None                                                     Not Applicable
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $.0001
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                                (Title of Class)




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                           CRL NETWORK SERVICES, INC.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

        The description of Registrant's securities will be set forth in full under the caption "Description of Capital Stock - Common Stock" in the form of prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and by this reference is incorporated herein and made a part hereof.

Item 2.        Exhibits.
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        3.2*   Certificate of Incorporation of the Registrant

        3.4*   Bylaws of the Registrant

        4.1*   Specimen Form of Registrant's Common Stock Certificate

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* Previously filed or to be filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1 (Registration No. 333-74793), and the amendments thereto, such exhibit being incorporated herein by this reference.



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                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date:  April 19, 1999               CRL NETWORK SERVICES, INC.



                                    By:    /s/ James G. Couch
                                    Name:  James G. Couch
                                    Title: President and Chief Executive Officer




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                                  EXHIBIT INDEX



    Exhibit
    Number       Description
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     3.2*        Certificate of Incorporation of the Registrant

     3.4*        Bylaws of the Registrant

     4.1*        Specimen Form of Registrant's Common Stock Certificate





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* Previously filed or to be filed with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-1 (Registration No. 333-74793), and the amendments thereto, such exhibit being incorporated herein by this reference.